SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549


                                       FORM 8-K


                                    CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported) November 30, 1994


                           Federal Realty Investment Trust
               ------------------------------------------------------
               (Exact name of registrant as specified in its charter)


       District of Columbia                1-7533           52-0782497
     ----------------------------     -----------         ------------
     (State or other jurisdiction      (Commission       (IRS Employer
     of incorporation)                 File Number)      Identification No.)


     4800 Hampden Lane, Suite 500, Bethesda, Maryland          20814
     ------------------------------------------------       ----------
       (Address of principal executive officers)            (Zip Code)


     Registrant's telephone number including area code:  301/652-3360
                                                         ------------







     Exhibit Index appears on Page 3.

     DC-172405.2
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     Item 5.  Other Events

              On November 30, 1994, the Board of Trustees of Federal Realty Investment Trust, a District of Columbia business trust ("Trust"), amended the investment criteria set forth in the Trust's Bylaws in order to provide the Trust with greater flexibility in making property acquisitions. A copy of the amended Bylaws of the Trust is attached as
     Exhibit 3.


     Item 7.  Financial Statements and Exhibits

         (c)  Exhibits.

              3(ii)   Bylaws of Federal Realty Investment Trust
                       amended November 30, 1994



                                     SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       FEDERAL REALTY INVESTMENT TRUST



     DATE:  December 14, 1994          /s/ Cecily A. Ward
                                       --------------------------------
                                       Cecily A. Ward
                                       Vice President - Controller
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                                    EXHIBIT INDEX


     Exh No.   Exhibit                                     Page No.
     ------    -------                                     --------

     3(ii)     Bylaws of Federal Realty Investment Trust      4
               amended November 30, 1994
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